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                                                                   EXHIBIT 10.32

                                 POPULAR, INC.
                       2005 INCENTIVE AWARD AND AGREEMENT

                                    SECTION 1

                                  Introduction

      Section 1.1. Purpose. Popular, Inc. (the "Corporation") has established and maintains the 2004 Omnibus Incentive Plan (the "Plan") to, among others, provide flexibility to the Corporation and its affiliates to attract, retain and motivate their officers, executives and other key employees through the grant of awards and to adjust its compensation practices to the best compensation practices and corporate governance trends as they develop from time to time. The Corporation hereby grants a Short-Term Annual Incentive Award and a Long-Term Annual Incentive Award (the "Award") under the Plan to the person identified in
Section 3.

                                    SECTION 2

                                   Definitions

      When used in this Award, unless the context clearly requires a different meaning, the following words and terms shall have the meanings set forth below. Terms not otherwise defined herein shall have the meaning ascribed to them in the Plan. Whenever appropriate, words and terms used in the singular shall be deemed to include the plural, and vice versa, and the masculine gender shall be deemed to include the feminine gender.

      Section 2.1. "Affiliate" shall mean any corporation or other form of entity of which the Corporation owns, from time to time, directly or indirectly, 50% or more of the total combined voting power of all classes of stock or other equity interests.

      Section 2.2. "Eligible Earnings" shall mean the Grantee's base salary (prior to any deferrals under a cash or deferred compensation plan sponsored by the Corporation or an Affiliate) paid during the Plan Year. From time to time the Plan Administrator may, in its sole discretion, establish rules for determining the amounts of Eligible Earnings for employees who become Grantees other than on the first day of a Plan Year as well as any reduction of Eligible Earnings as a result of paid leave of absences.

      Section 2.3. "Extraordinary Items" shall mean extraordinary, unusual and/or non-recurring items of income and expenses.

      Section 2.4. "Net Income" for any Plan Year shall mean net income excluding the effects of Extraordinary Items for that Plan Year.

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      Section 2.5. "Performance Goal" shall mean after-tax Net Income (prior to change in accounting principle) for the 2005 Plan Year:

      (a)   "Corporate Performance Goal" = ___________* for Popular, Inc.

      (b) "Circle Performance Goal" = __________* for the Popular Financial Holdings Circle

      Section 2.6. "Plan Administrator" shall mean the Compensation Committee of the Board of Directors of the Corporation.

      Section 2.7. "Plan Year" shall be the 2005 calendar year.

      Section 2.8. "Restricted Period" shall mean the period of time during which the shares of Restricted Stock are subject to forfeiture or restrictions on transfer pursuant to Article VIII of the Plan.

      Section 2.9. "Restricted Stock" shall mean shares of the Corporation's common stock, par value $6.00 per share, subject to forfeiture and restrictions on transferability in accordance with Article VIII of the Plan.

                                    SECTION 3

                                Grantee of Award

      Section 3.1. Grantee of Award. An award is granted to Cameron E. Williams (the "Grantee").

                                    SECTION 4

                                      Award

      Section 4.1. Short-Term Annual Incentive Award -- General

(a) The Short-Term Annual Incentive Award of the Grantee shall be an amount equal to the sum of the Grantee's:

      (i)   Corporate Performance Component, as described in Section 4.2.(a);
            plus

      (ii)  Circle Performance Component, as described in Section 4.2.(b); plus

      (iii) Individual Performance Component, as described in Section 4.2.(c).

(b) The Plan Administrator may establish a method for adjusting the Short-Term Annual Incentive Award of the Grantee if he was on an approved leave of absence during the Plan Year and may establish different methods for different forms of leave of absence.

* INFORMATION INTENTIONALLY OMITTED BECAUSE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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      Section 4.2. Short-Term Annual Incentive Award -- Components

(a) Corporate Performance Component: For the 2005 Plan Year, the Grantee's Corporate Performance Component shall be an amount equal to a percentage of the Grantee's Eligible Earnings, determined as follows:

     % of Corporate            % of Eligible
    Performance Goal              Earnings
    ----------------           -------------
      90% or less                    0%
Over 90% but under 100%             40%
          100%                      50%
          105%                      55%
       Over 105%          4% for every % over 105%
                                performance,
                               not to exceed
                                    75%

(b) Circle Performance Component: For the 2005 Plan Year, the Grantee's Circle Performance Component shall be an amount equal to a percentage of the Grantee's Eligible Earnings, determined as follows:

      % of Circle         % of Eligible
    Performance Goal         Earnings
    ----------------      -------------
      90% or less               0%
Over 90% but under 100%        40%
          100%                 45%
          105%                 50%
       Over 105%               55%

(c) Individual Performance Component: Based on the individual performance of the Grantee during the Plan Year, the Plan Administrator may grant between 0% and 10% of the Grantee's Eligible Earnings.

      Section 4.3. Long-Term Annual Incentive Award

(a) The Long-Term Annual Incentive Award of the Grantee shall be an amount equal to a percentage of the Grantee's Eligible Earnings determined as follows:

     % of Corporate            % of Eligible
    Performance Goal              Earnings
    ----------------           -------------
      90% or less                     0%
Over 90% but under 100%              50%
          100%                      100%
          105%                      105%
       Over 105%          4% for every % over 105%
                                performance,
                               not to exceed
                                    125%

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(b)   The Plan Administrator may establish a method for adjusting the Long-Term
      Annual Incentive Award of the Grantee if he was on an approved leave of absence during the Plan Year and may establish different methods for different forms of leave of absence.

                                    SECTION 5

                                Payment of Award

      Section 5.1 Short-Term Annual Incentive Award. The Short Term Annual Incentive Award shall be payable in cash as soon as practicable after the Plan Administrator has determined the amount of those Awards.

      Section 5.2. Long Term Annual Incentive Award.

(a) The Long-Term Annual Incentive Award shall be paid in Restricted Stock to be purchased on the open market. The number of shares of Restricted Stock payable shall be based on the average price per share for all shares purchased by the Corporation to pay Awards approved concurrently by the Plan Administrator.

(b) The restrictions on 40% of the Restricted Stock awarded to the Grantee will lapse upon the termination of Grantee's employment by reason of Approved Retirement or as may otherwise be provided under the Plan.

(c) The restrictions on the remaining 60% of the Restricted Stock awarded to the Grantee will lapse on the earlier of: i) termination of the Grantee's employment by reason of Approved Retirement; or ii) as provided below:

Period of Time After the End   % of Award Free
  of the Performance Cycle     of Restrictions
----------------------------   ---------------
          1 year                     12%
          2 years                    12%
          3 years                    12%
          4 years                    12%
          5 years                    12%

(d) The shares of Restricted Stock awarded to the Grantee herein may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Grantee during the Restricted Period, except as may be provided under the Plan.

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(e)   For the consequences of the termination of employment with respect to the shares of Restricted Stock awarded to the Grantee, which may result in the forfeiture of such shares of Restricted Stock, please refer to Article VIII of the Plan and to the Prospectus of the Plan.

(f) Dividends paid on the Restricted Stock may be reinvested in shares of common stock of the Corporation, par value $6.00 per share, under the Corporation's Dividend Reinvestment and Stock Purchase Plan by completing and signing the DRIP Election contained at the end of this Award.

(g) The Restricted Stock shall be held in custody by the Trust Division of Banco Popular de Puerto Rico. The Grantee shall have the right to vote the Restricted Stock.

                                    SECTION 6

                               Tax Considerations

      Section 6.1. Certain Income Tax Considerations. The granting of the Award may have certain income tax considerations to the Grantee, which are generally described in the Prospectus of the Plan, a copy of which is attached hereto.

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                                    SECTION 7

                                  Miscellaneous

      Section 7.1. The Plan. This Award is subject to the terms of the Plan, a copy of which is attached hereto.

      Section 7.2. Controlling Law. The laws of the Commonwealth of Puerto Rico shall be controlling in all matters relating to this Award.

      Section 7.3. Titles and Captions. Titles and captions in this document are used only for convenience and are not to be used in the interpretation of this Award.

IN WITNESS WHEREOF, Popular, Inc. and the Grantee have executed this Long-Term Annual Incentive Award and Agreement as of the 22nd day of February of 2005.

      POPULAR, INC.                                  GRANTEE

  /s/ Tere Loubriel                                 /s/ Cameron E. Williams
-------------------------------                   ------------------------------
By: Tere Loubriel                                 By: Cameron E. Williams
Title: Executive Vice President                   Date: 2/22/05
       People, Communications & Planning
Date: 2/22/05

                                  DRIP ELECTION

I hereby authorize and direct that all cash dividends on all the shares of Restricted Stock granted to me under this Award, and on all the Common Stock that may be subsequently acquired with such cash dividends, be invested in the purchase of additional shares of Common Stock of the Corporation in accordance with the provisions of the Popular, Inc. Dividend Reinvestment and Stock Purchase Plan.

   /s/ Cameron E. Williams                            2/22/05
-------------------------------                   ------------------------------
Grantee's Signature                               Date

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